EXHIBIT 32.1



                CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER
               PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
         PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Goldman Sachs Hedge Fund Strategies LLC, hereby certifies that Goldman Sachs Hedge Fund Partners, LLC's (the "Company") Form 10-Q for the period ended September 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ George H. Walker
                                          ---------------------------------
                                          Name:   George H. Walker
                                          Title:  Chief Executive Officer

Dated:  November 14, 2005

     The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.